Other non-current liabilities	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Other non-current liabilities
41	Other non-current liabilities

	Note	2022 RMB million	2021 RMB million
Unredeemed credits under the frequent flyer award programs	39	1,750	1,602
Long-term payables (Note)		204	193
Others		—	29

		1,954	1,824

Note:
In 2020 and 2022, the Group disposed certain aircraft through sale and leaseback agreement, and the long-term payables were additional financing provided by buyer-lessor to the Group in aircraft sale and leaseback transactions. As at December 31, 2022, long-term payables (including the portion due within one year) was RMB531 million (December 31, 2021: RMB291 million), among which, RMB143 million was recorded in the amounts due to related companies (December 31, 2021: nil) (Note 42(c)).